Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MediXall, Inc.

We have audited the accompanying balance sheet of MediXall, Inc. (the “Company”) as of December 31, 2015 and the related statements of operations, changes in stockholders’ equity, and cash flows for the period November 24, 2015 (date of inception) through December 31, 2015. MediXall, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MediXall, Inc. as of December 31, 2015 and the results of its operations and its cash flows for the period November 24, 2015 (date of inception) through December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a loss from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Baum & Company, P.A.

Baum & Company, P.A.
Miami Beach, FL
November 23, 2016

MEDIXALL, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
 DECEMBER 31, 2015

ASSETS
CURRENT ASSETS:

Cash	$50

Total Current Assets	50

Total Assets	$50

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:

Accounts payable - related party	$206

Total Current Liabilities	206

STOCKHOLDERS' DEFICIT:
Preferred Stock, $0.0001 par value, 1,000,000 authorized; 1 share designated Convertible Series X issued and outstanding at December 31 2015	-
Common Stock, $0.0001 Par Value 49,000,000 shares authorized; 9,250,000 shares issued and outstanding at December 31, 2015	925
Additional paid-in capital	(925)
Accumulated deficit	(156)

Total Stockholders' Deficit	(156)

Total Liabilities and Stockholders' Deficit	$50

(The accompanying notes are an integral part of these financial statements)

MEDIXALL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
FROM NOVEMBER 24, 2015 (DATE OF INCEPTION) TO DECEMBER 31, 2015

Revenue	$-

Operating Expenses
Corporate filing fees	79
Domain registration	77
Total Operating Expenses	156
Loss before taxes	(156)
Provision for income taxes	-
Net Loss	$(156)

(The accompanying notes are an integral part of these financial statements)

MEDIXALL, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FROM NOVEMBER 24, 2015 (DATE OF INCEPTION) TO DECEMBER 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(156)
Adjustments to reconcile loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accounts payable - related party	206
Net cash provided by operating activities	50

CASH FLOWS FROM INVESTING ACTIVITIES:

Net cash flows used in investing activities	-

CASH FLOWS FROM FINANCING ACTIVITIES:

Net cash flows provided by financing activities	-
Increase in cash and cash equivalents	50
Cash and cash equivalents at beginning of period	-

Cash and cash equivalents at end of period	$50

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid in cash	$-
Income taxes paid in cash	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS:
Value of common stock issued for services	$-

(The accompanying notes are an integral part of these financial statements)

MEDIXALL, INC.
(A DEVELOPMENT STAGE COMPANY)
 STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
FROM NOVEMBER 24, 2015 (DATE OF INCEPTION) TO DECEMBER 31, 2015

	Preferred Stock			Common Stock				Total
	$0.0001 Par Value			$0.0001 Par Value		Additional	Accumulated	Stockholders'
	Shares	Amount		Shares	Amount	Paid-in Capital	Deficit	Deficit

Balance at Inception, November 24, 2015	-	$-		-	$-	$-	$-	$-

Issuance of common stock for services ($0.0001 per share)	-	-		9,250,000	925	(925)	-	-

Issuance of Series X convertible preferred stock (Par value $0.0001 per share)	1	-	*	-	-	-	-	-

Net income (loss)	-	-		-	-	-	(156)	(156)

Balance, December 31, 2015	1	$-		9,250,000	$925	$(925)	$(156)	$(156)

* Denotes value of less than $1.00

(The accompanying notes are an integral part of these financial statements)

MEDIXALL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FROM NOVEMBER 24, 2015 (DATE OF INCEPTION) TO DECEMBER 31, 2015

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

MEDIXALL, INC.) (“the Company”) was incorporated under the laws of the State of Florida on November 24, 2015 (“Inception”). The Company is a privately-held company in the development stage as defined under Statement on Financial Accounting Standards Accounting Standards Codification FASB ASC 915-205 "Development-Stage Entities.” Since Inception through December 31, 2015 the Company has generated revenue of $0 and has accumulated losses of $156.

The Company is a technology and innovative-driven organization purposefully designed and structured to bring effective change to the healthcare industry by improving healthcare and reducing costs.  The Company currently has the exclusive rights to 10 patents and 18 pending patents related to healthcare technologies licensed by The Quantum Group, Inc., (a privately-held Florida corporation), an incubator of companies that design, develop and deploy innovative solutions, technology, products, and services to the healthcare industry.

The Company is currently in development of a cloud-based electronic marketplace titled MediXaid where clients can shop for their own medical services; diagnostic procedures and services; and medical equipment and devices. In this proposed marketplace, consumers, as well as corporations such as insurance companies, will be able to purchase on the platform what they seek and how they seek it. The platform will be designed to work in both a mobile and desktop environment. The overall MediXaid will operate in the form of a reverse auction where the consumer will choose from a list of products and/or services required. Qualified and vetted suppliers will compete based on a combination of quality score, location, best price and convenience.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Development Stage Company

The Company is in the development stage as defined under the then current Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915-205 “Development-Stage Entities,” and among the additional disclosures required as a development stage company are that our financial statements were identified as those of a development stage company, and that the statements of operations, stockholders’ deficit and cash flows disclosed activity since the date of our inception (November 24, 2015) as a development stage company. Effective June 10, 2014 FASB changed its regulations with respect to Development Stage Entities and these additional disclosures are no longer required for annual reporting periods beginning after December 15, 2014 with the option for entities to early adopt these new provisions.

MEDIXALL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FROM NOVEMBER 24, 2015 (DATE OF INCEPTION) TO DECEMBER 31, 2015

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

Foreign Currency Translation

The Company's functional currency and its reporting currency is the United States dollar.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes. At December 31, 2015 the Company maintained one bank account.

Fair Value of Financial Instruments

The Company’s financial instruments consist of accounts payable, accounts payable related party. The carrying amount of these financial instruments approximates fair value due to their short term maturities.

Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Revenue Recognition

Revenue is recognized when all of the following criteria are met: persuasive evidence of an arrangement exists, services had been provided, all significant contractual obligations have been satisfied, and collection is reasonably assured.

Stock-Based Compensation

As of December 31, 2015 the Company issued 9,250,000 common shares of stock-based compensation to its Directors. Stock-based compensation is accounted for at fair value in accordance with SFAS ASC 718, when applicable. To date, the Company has not adopted a stock option plan and has not granted any stock options.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

MEDIXALL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FROM NOVEMBER 24, 2015 (DATE OF INCEPTION) TO DECEMBER 31, 2015

NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES CONTINUED

Recent accounting pronouncements

The Company is in the development stage as defined under the then current Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915-205 “Development-Stage Entities,” and among the additional disclosures required as a development stage company are that our financial statements were identified as those of a development stage company, and that the statements of operations, stockholders’ deficit and cash flows disclosed activity since the date of our inception (November 24, 2015) as a development stage company. Effective June 10, 2014 FASB changed its regulations with respect to Development Stage Entities and these additional disclosures are no longer required for annual reporting periods beginning after December 15, 2014 with the option for entities to early adopt these new provisions.

The Company does not believe that other than disclosed above, any recently issued, but not yet adopted, accounting pronouncements will have a material impact on its financial position, results of operations or cash flows.

NOTE 2 – GOING CONCERN

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. As of December 31, 2015 the Company had $50 cash on hand, has incurred losses since inception of $156 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and, or, to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. There is no assurance that these events will be satisfactorily completed.

NOTE 3 – DUE TO RELATED PARTIES

As of December 31, 2015, accounts payable - related party consisted of non-interest bearing advances of $206 due to the president of the Company related to state corporate filing fees and website domain registration costs.

NOTE 4 – PREFERRED STOCK

The Company has 1,000,000 preferred shares authorized with a par value of $ 0.0001 per share.

There is no market value for the preferred share since the Company is not publicly traded on any exchange.

NOTE 5 – COMMON STOCK

The Company has 49,000,000 common shares authorized with a par value of $ 0.0001 per share.

On November 11, 2015, the Board of Directors, by written unanimous consent, issued 9,250,000 common shares to the Directors of the Company.

NOTE 6 – RELATED PARTY TRANSACTIONS

On November 11, 2015, the Board of Directors, by written unanimous consent, issued 9,250,000 common shares to the Directors of the Company.

MEDIXALL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
FROM NOVEMBER 24, 2015 (DATE OF INCEPTION) TO DECEMBER 31, 2015

NOTE 6 – RELATED PARTY TRANSACTIONS - CONTINUED

On November 11, 2015, the Board of Directors, by written unanimous consent, issued 1 share of preferred stock designated Series X to The Quantum Group, Inc. The preferred share is convertible, in one or more multiple transactions, into a maximum of 7.5% of the fully diluted shares. See Note 9 – Subsequent Events below for more information on related party transactions.

NOTE 7 – INCOME TAXES

As of December 31, 2015 the Company had a net operating loss carry-forward of $156 that can be used to offset future taxable income and begins to expire in 2035. Should a change in ownership occur net operating loss carry forwards can be limited as to use in future years.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Contractual

As of December 31, 2015, the Company had not entered into and was not subject to any contractual commitments.

Legal

The Company was not subject to any legal proceedings during the period November 24, 2015 (date of inception) through December 31, 2015 and, to the best of our knowledge, no legal proceedings are threatened or pending.

NOTE 9 – SUBSEQUENT EVENTS

On July 8, 2016, the Company entered into a share exchange agreement with IHL of Florida, Inc. (“IHL”), a privately-held Florida corporation. IHL issued Series A Convertible Stock, par value $0.001, to the Company to convert into 16,471,963 (47.063%) shares of the outstanding Common Stock of IHL at that time in exchange for 100% of the authorized, including issued and outstanding shares of common stock and preferred stock of the Company. Included in the 47.063% ownership of IHL by the Company, The Quantum Group, Inc. received Series A Convertible Preferred Stock in IHL representing 4.9% ownership of IHL. The terms of the Series A Convertible Preferred Stock was further amended to convert into 25,500,000 shares of common stock of IHL of Florida, Inc.